EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2021 Financial Results

SAN RAFAEL, Calif., Oct. 21, 2021 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2021 of $22.1 million and diluted earnings per common share ("EPS") of $0.82. Third quarter 2021 results include “make-whole” interest income on corporate bonds redeemed prior to maturity, which increased EPS $0.02. These results compare to net income of $22.6 million and EPS of $0.84 for the second quarter 2021, which included “make-whole” interest income on corporate bonds redeemed before maturity, which increased EPS $0.04.

"Westamerica’s valuable deposit base generated a very low 0.03 percent annualized cost of funding our loan and bond portfolios during the third quarter 2021. Operating expenses remained well managed in the third quarter 2021, delivering fifty-five percent of revenue to pre-tax income. Credit quality remained solid with nonperforming loans of $1.8 million at September 30, 2021,” said Chairman, President and CEO David Payne. “Third quarter 2021 results generated an annualized 11.6 percent return on average common equity, and shareholders were paid a $0.41 per common share dividend during the quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $44.0 million for the third quarter 2021, including “make-whole” interest income on corporate bonds redeemed prior to maturity of $732 thousand. Third quarter 2021 net interest income (FTE) compares to $44.5 million for the second quarter 2021, which included “make-whole” interest income on corporate bonds redeemed prior to maturity of $1.4 million. PPP loan average balances declined to $145 million for the third quarter 2021 from $208 million for the second quarter 2021; at September 30, 2021 PPP loans totaled $103 million. Checking and savings deposits represented ninety-eight percent of the Company’s average deposit base during the third quarter 2021, generating a low 0.03 percent annualized cost of funding interest-earning assets.

At September 30, 2021, nonperforming loans declined to $1.8 million due to the full payoff of a $3.1 million non-accrual loan during the third quarter 2021. The allowance for credit losses on loans was $23.9 million at September 30, 2021. The Company continues to work with loan customers requesting loan payment deferrals due to economic weakness caused by the pandemic. At September 30, 2021, loans with deferred payments totaled $1.0 million, all of which were consumer automobile loans.

Noninterest income for the third quarter 2021 totaled $11.3 million, compared to noninterest income for the second quarter 2021 of $11.0 million. The increase in noninterest income was primarily due to higher levels of deposit related fees.

Noninterest expense for the third quarter 2021 was $24.7 million compared to $24.3 million for the second quarter 2021.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2020 filed on Form 10-K and quarterly report for the quarter ended June 30, 2021 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information October 21, 2021
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2021

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'2021	Q3'2020	Change	Q2'2021

Net Interest and Fee Income (FTE)	$43,952	$41,780	5.2%	$44,499
Provision for Credit Losses	-	-	n/m	-
Noninterest Income	11,282	10,476	7.7%	11,032
Noninterest Expense	24,697	24,603	0.4%	24,291
Income Before Taxes (FTE)	30,537	27,653	10.4%	31,240
Income Tax Provision (FTE)	8,474	7,602	11.5%	8,661
Net Income	$22,063	$20,051	10.0%	$22,579

Average Common Shares Outstanding	26,866	26,930	-0.2%	26,865
Diluted Average Common Shares	26,875	26,946	-0.3%	26,887

Operating Ratios:
Basic Earnings Per Common Share	$0.82	$0.74	10.8%	$0.84
Diluted Earnings Per Common Share	0.82	0.74	10.8%	0.84
Return On Assets (a)	1.22%	1.24%		1.29%
Return On Common Equity (a)	11.6%	11.2%		12.2%
Net Interest Margin (FTE) (a)	2.60%	2.78%		2.70%
Efficiency Ratio (FTE)	44.7%	47.1%		43.7%

Dividends Paid Per Common Share	$0.41	$0.41	0.0%	$0.41
Common Dividend Payout Ratio	50%	55%		49%

			%
	9/30'21YTD	9/30'20YTD	Change

Net Interest and Fee Income (FTE)	$131,034	$124,390	5.3%
Provision for Credit Losses	-	4,300	n/m
Noninterest Income	32,503	31,678	2.6%
Noninterest Expense	73,894	74,021	-0.2%
Income Before Taxes (FTE)	89,643	77,747	15.3%
Income Tax Provision (FTE)	24,854	21,172	17.4%
Net Income	$64,789	$56,575	14.5%

Average Common Shares Outstanding	26,851	26,977	-0.5%
Diluted Average Common Shares	26,868	26,998	-0.5%

Operating Ratios:
Basic Earnings Per Common Share	$2.41	$2.10	14.8%
Diluted Earnings Per Common Share	2.41	2.10	14.8%
Return On Assets (a)	1.25%	1.25%
Return On Common Equity (a)	11.6%	10.7%
Net Interest Margin (FTE) (a)	2.67%	2.95%
Efficiency Ratio (FTE)	45.2%	47.4%

Dividends Paid Per Common Share	$1.23	$1.23	0.0%
Common Dividend Payout Ratio	51%	59%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'2021	Q3'2020	Change	Q2'2021

Interest and Fee Income (FTE)	$44,444	$42,246	5.2%	$44,983
Interest Expense	492	466	5.6%	484
Net Interest and Fee Income (FTE)	$43,952	$41,780	5.2%	$44,499

Average Earning Assets	$6,754,281	$6,001,287	12.5%	$6,603,343
Average Interest-
Bearing Liabilities	3,370,840	2,931,717	15.0%	3,298,221

Yield on Earning Assets (FTE) (a)	2.63%	2.81%		2.73%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	2.60%	2.78%		2.70%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.06%		0.06%
Net Interest Spread (FTE) (a)	2.57%	2.75%		2.67%

			%
	9/30'21YTD	9/30'20YTD	Change

Interest and Fee Income (FTE)	$132,485	$125,733	5.4%
Interest Expense	1,451	1,343	8.0%
Net Interest and Fee Income (FTE)	$131,034	$124,390	5.3%

Average Earning Assets	$6,535,949	$5,627,517	16.1%
Average Interest-
Bearing Liabilities	3,267,311	2,785,451	17.3%

Yield on Earning Assets (FTE) (a)	2.70%	2.98%
Cost of Funds (a)	0.03%	0.03%
Net Interest Margin (FTE) (a)	2.67%	2.95%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.06%
Net Interest Spread (FTE) (a)	2.64%	2.92%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'2021	Q3'2020	Change	Q2'2021

Total Assets	$7,158,462	$6,414,399	11.6%	$7,004,695
Total Earning Assets	6,754,281	6,001,287	12.5%	6,603,343
Total Loans	1,176,114	1,312,758	-10.4%	1,257,087
Total Commercial Loans	333,327	444,091	-24.9%	413,797
Paycheck Protection Program (PPP) Loans	144,641	243,104	-40.5%	207,515
Commercial Loans	188,686	200,987	-6.1%	206,282
Commercial RE Loans	543,429	566,626	-4.1%	546,470
Consumer Loans	299,358	302,041	-0.9%	296,820
Total Investment Securities	4,615,540	4,360,119	5.9%	4,394,169
Debt Securities Available For Sale	4,235,141	3,750,737	12.9%	3,953,016
Debt Securities Held To Maturity	380,399	609,382	-37.6%	441,153
Total Interest-Bearing Cash	962,627	328,410	193.1%	952,087

Loans/Deposits	18.9%	23.7%		20.7%

			%
	9/30'21YTD	9/30'20YTD	Change

Total Assets	$6,939,636	$6,044,098	14.8%
Total Earning Assets	6,535,949	5,627,517	16.1%
Total Loans	1,227,971	1,223,250	0.4%
Total Commercial Loans	380,638	337,566	12.8%
PPP Loans	180,214	125,632	43.4%
Commercial Loans	200,424	211,934	-5.4%
Commercial RE Loans	549,639	574,950	-4.4%
Consumer Loans	297,694	310,734	-4.2%
Total Investment Securities	4,484,084	4,055,733	10.6%
Debt Securities Available For Sale	4,046,289	3,394,467	19.2%
Debt Securities Held To Maturity	437,795	661,266	-33.8%
Total Interest-Bearing Cash	823,894	348,534	136.4%

Loans/Deposits	20.4%	23.6%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'2021	Q3'2020	Change	Q2'2021

Total Deposits	$6,223,500	$5,533,144	12.5%	$6,074,730
Noninterest Demand	2,960,207	2,695,458	9.8%	2,888,259
Interest-Bearing Transaction	1,246,667	1,039,833	19.9%	1,208,584
Savings	1,864,401	1,634,814	14.0%	1,822,625
Time greater than $100K	68,811	72,045	-4.5%	70,750
Time less than $100K	83,414	90,994	-8.3%	84,512
Total Short-Term Borrowings	107,547	94,031	14.4%	111,750
Shareholders' Equity	755,682	714,400	5.8%	744,746

Demand Deposits/
Total Deposits	47.6%	48.7%		47.5%
Transaction & Savings
Deposits / Total Deposits	97.6%	97.1%		97.4%

			%
	9/30'21YTD	9/30'20YTD	Change

Total Deposits	$6,017,175	$5,188,797	16.0%
Noninterest Demand	2,854,936	2,472,495	15.5%
Interest-Bearing Transaction	1,195,762	987,666	21.1%
Savings	1,811,711	1,563,387	15.9%
Time greater than $100K	70,258	72,718	-3.4%
Time less than $100K	84,508	92,531	-8.7%
Total Short-Term Borrowings	105,001	68,917	52.4%
Other Borrowed Funds	71	232	-69.5%
Shareholders' Equity	745,382	708,559	5.2%

Demand Deposits/
Total Deposits	47.4%	47.7%
Transaction & Savings
Deposits / Total Deposits	97.4%	96.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,754,281	$44,444	2.63%
Total Loans (FTE)	1,176,114	14,893	5.02%
Total Commercial Loans (FTE)	333,327	3,866	4.60%
PPP Loans	144,641	1,865	5.12%
Commercial Loans (FTE)	188,686	2,001	4.21%
Commercial RE Loans	543,429	7,457	5.44%
Consumer Loans	299,358	3,570	4.73%
Total Investments (FTE)	4,615,540	29,182	2.53%
Total Interest-Bearing Cash	962,627	369	0.15%

Interest Expense Paid
Total Earning Assets	6,754,281	492	0.03%
Total Interest-Bearing Liabilities	3,370,840	492	0.06%
Total Interest-Bearing Deposits	3,263,293	473	0.06%
Interest-Bearing Transaction	1,246,667	101	0.03%
Savings	1,864,401	272	0.06%
Time less than $100K	83,414	42	0.20%
Time greater than $100K	68,811	58	0.33%
Total Short-Term Borrowings	107,547	19	0.07%

Net Interest Income and
Margin (FTE)		$43,952	2.60%

	Q3'2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,001,287	$42,246	2.81%
Total Loans (FTE)	1,312,758	15,394	4.67%
Total Commercial Loans (FTE)	444,091	4,648	4.16%
PPP Loans	243,104	2,501	4.08%
Commercial Loans (FTE)	200,987	2,147	4.25%
Commercial RE Loans	566,626	7,298	5.12%
Consumer Loans	302,041	3,448	4.54%
Total Investments (FTE)	4,360,119	26,768	2.46%
Total Interest-Bearing Cash	328,410	84	0.10%

Interest Expense Paid
Total Earning Assets	6,001,287	466	0.03%
Total Interest-Bearing Liabilities	2,931,717	466	0.06%
Total Interest-Bearing Deposits	2,837,686	450	0.06%
Interest-Bearing Transaction	1,039,833	85	0.03%
Savings	1,634,814	238	0.06%
Time less than $100K	90,994	47	0.21%
Time greater than $100K	72,045	80	0.44%
Total Short-Term Borrowings	94,031	16	0.07%

Net Interest Income and
Margin (FTE)		$41,780	2.78%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'2021	Q3'2020	Change	Q2'2021

Service Charges on Deposits	$3,578	$3,298	8.5%	$3,235
Merchant Processing Services	3,159	2,860	10.5%	3,279
Debit Card Fees	1,740	1,611	8.0%	1,791
Trust Fees	839	756	11.0%	827
ATM Processing Fees	573	606	-5.4%	618
Other Service Fees	475	454	4.5%	491
Financial Services Commissions	95	58	63.8%	95
Securities Gains	-	-	n/m	34
Other Noninterest Income	823	833	-1.2%	662
Total Noninterest Income	$11,282	$10,476	7.7%	$11,032

Total Revenue (FTE)	$55,234	$52,256	5.7%	$55,531
Noninterest Income/Revenue (FTE)	20.4%	20.0%		19.9%
Service Charges/Avg. Deposits (a)	0.23%	0.24%		0.21%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.16	$7.72	5.7%	$8.29

			%
	9/30'21YTD	9/30'20YTD	Change

Service Charges on Deposits	$10,117	$10,697	-5.4%
Merchant Processing Services	8,998	7,495	20.1%
Debit Card Fees	5,132	4,538	13.1%
Trust Fees	2,467	2,247	9.8%
ATM Processing Fees	1,792	1,703	5.2%
Other Service Fees	1,435	1,380	4.0%
Financial Services Commissions	260	306	-15.0%
Securities Gains	34	71	n/m
Other Noninterest Income	2,268	3,241	-30.0%
Total Noninterest Income	$32,503	$31,678	2.6%

Total Revenue (FTE)	$163,537	$156,068	4.8%
Noninterest Income/Revenue (FTE)	19.9%	20.3%
Service Charges/Avg. Deposits (a)	0.22%	0.28%
Total Revenues (FTE) Per Avg./
Common Share (a)	$8.14	$7.73	5.4%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'2021	Q3'2020	Change	Q2'2021

Salaries & Benefits	$11,813	$12,540	-5.8%	$12,097
Occupancy and Equipment	4,759	5,014	-5.1%	4,808
Outsourced Data Processing	2,429	2,338	3.9%	2,425
Professional Fees	724	669	8.2%	830
Courier Service	534	500	6.8%	567
Amortization of
Identifiable Intangibles	67	72	-6.9%	68
Other Noninterest Expense	4,371	3,470	26.0%	3,496
Total Noninterest Expense	$24,697	$24,603	0.4%	$24,291

Noninterest Expense/
Avg. Earning Assets (a)	1.45%	1.63%		1.48%
Noninterest Expense/Revenues (FTE)	44.7%	47.1%		43.7%

			%
	9/30'21YTD	9/30'20YTD	Change

Salaries & Benefits	$36,575	$38,458	-4.9%
Occupancy and Equipment	14,447	14,737	-2.0%
Outsourced Data Processing	7,244	7,067	2.5%
Professional Fees	2,496	1,701	46.7%
Courier Service	1,605	1,499	7.1%
Amortization of
Identifiable Intangibles	204	218	-6.4%
Other Noninterest Expense	11,323	10,341	9.5%
Total Noninterest Expense	$73,894	$74,021	-0.2%

Noninterest Expense/
Avg. Earning Assets (a)	1.51%	1.76%
Noninterest Expense/Revenues (FTE)	45.2%	47.4%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q3'2021	Q3'2020	Change	Q2'2021

Average Total Loans	$1,176,114	$1,312,758	-10.4%	$1,257,087

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$23,737	$24,529	-3.2%	$23,483
Provision for Credit Losses	2	-	n/m	-
Net ACLL Recoveries (Losses)	143	(387)	-137.0%	254
End of Period ACLL	$23,882	$24,142	-1.1%	$23,737
Gross ACLL Recoveries /
Gross ACLL Losses	115%	56%		176%
Net ACLL (Recoveries) Losses /
Avg. Total Loans (a)	-0.05%	0.12%		-0.08%

			%
	9/30'21YTD	9/30'20YTD	Change

Average Total Loans	$1,227,971	$1,223,250	0.4%

Prior Period ACLL	$23,854	$19,484	22.4%
Adoption of ASU 2016-13(1)	-	2,017	n/m
Beginning of Period ACLL	23,854	21,501	10.9%
Provision for Credit Losses	2	4,300	n/m
Net ACLL Recoveries (Losses)	26	(1,659)	-101.6%
End of Period ACLL	$23,882	$24,142	-1.1%
Gross ACLL Recoveries /
Gross ACLL Losses	101%	49%
Net ACLL (Recoveries) Losses /
Avg. Total Loans (a)	0.00%	0.18%

	(dollars in thousands)
			%
	9/30/21	9/30/20	Change	6/30/21
Allowance for Credit Losses on Loans	$23,882	$24,142	-1.1%	$23,737
Allowance for Credit Losses on
HTM Securities (2)	7	16	-56.9%	9
Total Allowance for Credit Losses	$23,889	$24,158	-1.1%	$23,746

Allowance for Unfunded
Credit Commitments	$101	$53	90.0%	$101

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/21	9/30/20	Change	6/30/21

Nonperforming Loans:
Nonperforming Nonaccrual	$801	$409	95.8%	$652
Performing Nonaccrual	436	3,971	-89.0%	3,564
Total Nonaccrual Loans	1,237	4,380	-71.8%	4,216
90+ Days Past Due Accruing Loans	537	360	49.2%	167
Total	1,774	4,740	-62.6%	4,383
Repossessed Loan Collateral	-	43	-100.0%	-
Total Nonperforming Assets	$1,774	$4,783	-62.9%	$4,383

Total Loans Outstanding	$1,132,472	$1,310,009	-13.6%	$1,194,834

Total Assets	7,403,573	6,563,215	12.8%	7,147,779

Loans:
Allowance for Credit Losses on Loans	$23,882	$24,142	-1.1%	$23,737
Allowance for Credit Losses on Loans /
Loans	2.11%	1.84%		1.99%
Nonperforming Loans/Total Loans	0.16%	0.36%		0.37%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/21	9/30/20	Change	6/30/21

Shareholders' Equity	$837,953	$825,576	1.5%	$842,196
Total Assets	7,403,573	6,563,215	12.8%	7,147,779
Shareholders' Equity/
Total Assets	11.32%	12.58%		11.78%
Shareholders' Equity/
Total Loans	73.99%	63.02%		70.49%
Tangible Common Equity Ratio	9.83%	10.91%		10.24%
Common Shares Outstanding	26,866	26,898	-0.1%	26,865
Common Equity Per Share	$31.19	$30.69	1.6%	$31.35
Market Value Per Common Share	56.26	54.35	3.5%	58.03

	(shares in thousands)
			%
	Q3'2021	Q3'2020	Change	Q2'2021
Share Repurchase Programs:
Total Shares Repurchased	-	35	n/m	-
Average Repurchase Price	$-	$52.42	n/m	$-
Net Shares (Issued) Repurchased	(1)	35	n/m	(1)

			%
	9/30'21YTD	9/30'20YTD	Change

Total Shares Repurchased	4	228	n/m
Average Repurchase Price	$61.09	$51.39	n/m
Net Shares (Issued) Repurchased	(59)	164	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/21	9/30/20	Change	6/30/21
Assets:
Cash and Due from Banks	$1,011,048	$398,964	153.4%	$939,929

Debt Securities Available For Sale	4,602,706	3,983,994	15.5%	4,304,162
Debt Securities Held To Maturity (3)	356,106	577,795	-38.4%	414,413

Loans	1,132,472	1,310,009	-13.6%	1,194,834
Allowance For Credit Losses on Loans	(23,882)	(24,142)	-1.1%	(23,737)
Total Loans, net	1,108,590	1,285,867	-13.8%	1,171,097

Other Real Estate Owned	-	43	n/m	-
Premises and Equipment, net	31,603	33,437	-5.5%	32,080
Identifiable Intangibles, net	900	1,173	-23.3%	967
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	170,947	160,269	6.7%	163,458

Total Assets	$7,403,573	$6,563,215	12.8%	$7,147,779

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,988,329	$2,684,028	11.3%	$2,872,920
Interest-Bearing Transaction	1,257,460	1,040,712	20.8%	1,200,634
Savings	1,894,290	1,653,000	14.6%	1,849,258
Time	148,882	161,450	-7.8%	153,577
Total Deposits	6,288,961	5,539,190	13.5%	6,076,389

Short-Term Borrowed Funds	119,102	107,973	10.3%	90,043
Other Liabilities	157,557	90,476	74.1%	139,151
Total Liabilities	6,565,620	5,737,639	14.4%	6,305,583

Shareholders' Equity:
Common Equity:
Paid-In Capital	470,711	467,236	0.7%	470,365
Accumulated Other
Comprehensive Income	71,284	103,623	n/m	86,921
Retained Earnings	295,958	254,717	16.2%	284,910
Total Shareholders' Equity	837,953	825,576	1.5%	842,196

Total Liabilities and
Shareholders' Equity	$7,403,573	$6,563,215	12.8%	$7,147,779

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'2021	Q3'2020	Change	Q2'2021
Interest & Fee Income:
Loans	$14,789	$15,291	-3.3%	$15,064
Equity Securities	109	103	5.8%	110
Debt Securities Available For Sale (4)	26,452	22,652	16.8%	26,481
Debt Securities Held To Maturity	2,091	3,235	-35.4%	2,362
Interest-Bearing Cash	369	84	339.3%	259
Total Interest & Fee Income	43,810	41,365	5.9%	44,276

Interest Expense:
Transaction Deposits	101	85	18.8%	93
Savings Deposits	272	238	14.3%	263
Time Deposits	100	127	-21.3%	110
Short-Term Borrowed Funds	19	16	18.7%	18
Total Interest Expense	492	466	5.6%	484

Net Interest Income	43,318	40,899	5.9%	43,792

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,578	3,298	8.5%	3,235
Merchant Processing Services	3,159	2,860	10.5%	3,279
Debit Card Fees	1,740	1,611	8.0%	1,791
Trust Fees	839	756	11.0%	827
ATM Processing Fees	573	606	-5.4%	618
Other Service Fees	475	454	4.5%	491
Financial Services Commissions	95	58	63.8%	95
Securities Gains	-	-	n/m	34
Other Noninterest Income	823	833	-1.2%	662
Total Noninterest Income	11,282	10,476	7.7%	11,032

Noninterest Expense:
Salaries and Benefits	11,813	12,540	-5.8%	12,097
Occupancy and Equipment	4,759	5,014	-5.1%	4,808
Outsourced Data Processing	2,429	2,338	3.9%	2,425
Professional Fees	724	669	8.2%	830
Courier Service	534	500	6.8%	567
Amortization of Identifiable Intangibles	67	72	-6.9%	68
Other Noninterest Expense	4,371	3,470	26.0%	3,496
Total Noninterest Expense	24,697	24,603	0.4%	24,291

Income Before Income Taxes	29,903	26,772	11.7%	30,533
Income Tax Provision	7,840	6,721	16.7%	7,954
Net Income	$22,063	$20,051	10.0%	$22,579

Average Common Shares Outstanding	26,866	26,930	-0.2%	26,865
Diluted Common Shares Outstanding	26,875	26,946	-0.3%	26,887

Per Common Share Data:
Basic Earnings	$0.82	$0.74	10.8%	$0.84
Diluted Earnings	0.82	0.74	10.8%	0.84
Dividends Paid	0.41	0.41	0.0%	0.41

			%
	9/30'21YTD	9/30'20YTD	Change
Interest & Fee Income:
Loans	$44,434	$44,378	0.1%
Equity Securities	329	309	6.5%
Debt Securities Available For Sale (4)	77,822	66,396	17.2%
Debt Securities Held To Maturity	7,051	10,759	-34.5%
Interest-Bearing Cash	766	1,053	-27.3%
Total Interest & Fee Income	130,402	122,895	6.1%

Interest Expense:
Transaction Deposits	283	243	16.5%
Savings Deposits	785	679	15.6%
Time Deposits	330	386	-14.5%
Short-Term Borrowed Funds	53	34	55.9%
Other Borrowed Funds	-	1	-100.0%
Total Interest Expense	1,451	1,343	8.0%

Net Interest Income	128,951	121,552	6.1%

Provision for Credit Losses	-	4,300	n/m

Noninterest Income:
Service Charges	10,117	10,697	-5.4%
Merchant Processing Services	8,998	7,495	20.1%
Debit Card Fees	5,132	4,538	13.1%
Trust Fees	2,467	2,247	9.8%
ATM Processing Fees	1,792	1,703	5.2%
Other Service Fees	1,435	1,380	4.0%
Financial Services Commissions	260	306	-15.0%
Securities Gains	34	71	n/m
Other Operating	2,268	3,241	-30.0%
Total Noninterest Income	32,503	31,678	2.6%

Noninterest Expense:
Salaries and Benefits	36,575	38,458	-4.9%
Occupancy and Equipment	14,447	14,737	-2.0%
Outsourced Data Processing	7,244	7,067	2.5%
Professional Fees	2,496	1,701	46.7%
Courier Service	1,605	1,499	7.1%
Amortization of Identifiable Intangibles	204	218	-6.4%
Other Operating	11,323	10,341	9.5%
Total Noninterest Expense	73,894	74,021	-0.2%

Income Before Income Taxes	87,560	74,909	16.9%
Income Tax Provision	22,771	18,334	24.2%
Net Income	$64,789	$56,575	14.5%

Average Common Shares Outstanding	26,851	26,977	-0.5%
Diluted Common Shares Outstanding	26,868	26,998	-0.5%

Per Common Share Data:
Basic Earnings	$2.41	$2.10	14.8%
Diluted Earnings	2.41	2.10	14.8%
Dividends Paid	1.23	1.23	0.0%

Footnotes and Abbreviations:

(1) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments ("CECL"), resulting in a period opening adjustment to the allowance for credit losses for loans and held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders' equity.

(2) In the third quarter 2021, the Company recorded a $2 thousand reversal of provision for credit losses on Debt Securities Held To Maturity and the balance of the allowance for credit losses on Debt Securities Held To Maturity was reduced from $9 thousand at June 30, 2021 to $7 thousand at September 30, 2021.

(3) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity of $356,106 thousand at September 30, 2021, $414,413 thousand at June 30, 2021 and $577,795 thousand at September 30, 2020 are net of related reserve for expected credit losses of $7 thousand, $9 thousand and $16 thousand, respectively.

(4) Interest income on Debt Securities Available For Sale included make-whole interest income on called corporate bonds of $732 thousand in the third quarter 2021, $1.4 million in the second quarter 2021 and $700 thousand in the first quarter 2021.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized